Accrued Liabilities - Components of Accrued Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Accrued Liabilities, Current [Abstract]
Voyage and vessel expenses	$ 37,730	$ 33,845
Audit, legal and other general expenses	17,058	3,344
Interest including interest rate swaps	23,185	20,946
Payroll and benefits	8,731	8,461
Income tax payable and other	4,361	1,417
Total accrued liabilities	$ 91,065	$ 68,013